UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2011

FSP 50 SOUTH TENTH STREET CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-52551	20-5530367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts	01880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 557-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

FSP 50 South Tenth Street Corp. (the “Borrower”) is a Delaware corporation formed to purchase, own and operate a 12-story multi-tenant office and retail building containing approximately 498,768 rentable square feet of space located in downtown Minneapolis, Minnesota (the “Property”). The Borrower operates in a manner intended to qualify as a real estate investment trust, or REIT, for federal income tax purposes.

On December 29, 2011, the Borrower executed and delivered a Promissory Note (the “Promissory Note”) to Franklin Street Properties Corp. (the “Lender”) that evidences a loan for up to $106,200,000.00 (the “Loan”). The Loan includes a term loan component (the “Term Loan Component”) in the amount of $76,200,000.00, all of which was funded on December 29, 2011 and used to repay the Borrower’s loan in the same amount from Bank of America, N.A. in full. The Borrower paid the Lender a Term Loan Component fee in the amount of $762,000.00 on December 29, 2011. The Loan also includes a revolving line of credit component that shall not at any time exceed $30,000,000.00 (the “Revolving Line Component”). The proceeds of the Revolving Line Component of the Loan are to be used for Lender-approved tenant improvement costs, leasing commissions and other incentives necessary to lease space at the Property.

The Loan is evidenced by a Loan Agreement dated December 29, 2011 by and between the Borrower and the Lender (the “Loan Agreement”). Pursuant to the Loan Agreement, the Borrower may borrow, repay and reborrow Revolving Line Component funds in the form of revolving advances from time to time so long as no event of default exists and certain other customary conditions are satisfied, provided; however, that the aggregate principal amount of all revolving advances outstanding at any time shall in no event exceed $30,000,000.00. The Borrower is required to pay the Lender a fee in an amount equal to 1.00% of each revolving advance. As of December 29, 2011, no revolving advances had been made.

The Borrower is obligated to pay interest only on the outstanding principal amount of the Term Loan Component and any revolving advances under the Revolving Line Component at the fixed rate of 6.51% per annum. The outstanding principal amount of the Loan, together with any accrued but unpaid interest, shall be due and payable on December 31, 2013. The Note may be prepaid in whole or in part at any time without premium or penalty. Any partial payment shall be in an amount at least equal to $100,000.00. At the time of any prepayment and upon payment of the unpaid principal balance on the maturity date, the Borrower shall pay the Lender an exit fee in an amount equal to 0.49% of such prepayment or payment of the unpaid principal balance.

The Promissory Note and the Loan Agreement are secured by a Combination Mortgage, Security Agreement and Fixture Filing dated December 29, 2011 from the Borrower in favor of the Lender (the “Mortgage”), an environmental Indemnification Agreement dated December 29, 2011 from the Borrower in favor of the Lender (the “Indemnification Agreement”), and an Assignment of Leases and Rents dated December 29, 2011 from the Borrower in favor of the Lender (the “Assignment of Leases and Rents”) (the Promissory Note, the Loan Agreement, the Mortgage, the Indemnification Agreement and the Assignment of Leases and Rents are collectively referred to as the “Loan Documents”). The Mortgage constitutes a lien against the Property and has been recorded in the land records of Hennepin County, Minnesota. The Loan Documents contain customary representations and warranties, as well as customary events of default and affirmative and negative covenants.

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The Borrower is an affiliate of the Lender. The Borrower has in the past engaged in and currently engages in related party transactions with the Lender and its subsidiaries FSP Investments LLC and FSP Property Management LLC (collectively “FSP”).  The Borrower expects to continue to have related party transactions with FSP in the form of management fees paid to FSP to manage the Borrower on behalf of its stockholders.  FSP Property Management LLC currently provides the Borrower with asset management and financial reporting services.  The asset management agreement between the Borrower and FSP Property Management LLC requires the Borrower to pay FSP Property Management LLC a monthly fee equal to 1.00% of the gross revenues of the Property.

The Borrower was organized initially in September 2006 by FSP Investments LLC (member, FINRA and SIPC), a wholly-owned subsidiary of the Lender. FSP Investments LLC acted as a real estate investment firm and broker/dealer with respect to (a) the organization of the Borrower, (b) the acquisition of the Property and (c) the sale of equity interests in Borrower. The Lender holds the sole share of the Borrower’s common stock, $.01 par value per share (the “Common Stock”). Between November 2006 and January 2007, FSP Investments LLC completed the sale of equity interests in the Borrower through the offering on a best efforts basis of 700 shares of preferred stock, $.01 par value per share (the “Preferred Stock”). The Borrower sold the Preferred Stock for an aggregate consideration of approximately $70,000,000.00 in a private placement offering to 627 "accredited investors" within the meaning of Regulation D under the Securities Act of 1933. Between November 13, 2006 and January 9, 2007, the Borrower held six investor closings, at each of which shares of Preferred Stock were sold and funds were received.

The Promissory Note is attached to this Current Report on Form 8-K as Exhibit 10.1, the Loan Agreement is attached as Exhibit 10.2, the Mortgage is attached as Exhibit 10.3, the Indemnification Agreement is attached as Exhibit 10.4 and the Assignment of Leases and Rents is attached as Exhibit 10.5, and each is incorporated herein by reference. The foregoing summaries of the Promissory Note, the Loan Agreement, the Mortgage, the Indemnification Agreement and the Assignment of Leases and Rents are qualified in their entirety by the complete text of the Promissory Note, the Loan Agreement, the Mortgage, the Indemnification Agreement and the Assignment of Leases and Rents.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FSP 50 SOUTH TENTH STREET CORP.

Date: December 29, 2011	By: /s/ George J. Carter
George J. Carter President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Promissory Note, dated December 29, 2011, from FSP 50 South Tenth Street Corp. in favor of Franklin Street Properties Corp.

10.2	Loan Agreement, dated December 29, 2011, between FSP 50 South Tenth Street Corp. and Franklin Street Properties Corp.

10.3	Combination Mortgage, Security Agreement and Fixture Filing, dated December 29, 2011, from FSP 50 South Tenth Street Corp. in favor of Franklin Street Properties Corp.

10.4	Indemnification Agreement, dated December 29, 2011, from FSP 50 South Tenth Street Corp. in favor of Franklin Street Properties Corp.

10.5	Assignment of Leases and Rents, dated December 29, 2011, from FSP 50 South Tenth Street Corp. in favor of Franklin Street Properties Corp.

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